INCOME TAXES	6 Months Ended	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2022	Jun. 30, 2022
INCOME TAXES

Note 11: Income Taxes

The effective tax rate was 27% for the six months ended December 31,2022, compared to 26% for the same periods of 2021. State tax rates vary among states and average approximately 6.0% although some state rates are higher, and a small number of states do not impose an income tax.

For the six months ended December 31, 2022, and 2021, the difference between the Company’s effective tax rate and the federal statutory rate primarily resulted from state income taxes.

Note 10: Income Taxes

The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s consolidated financial statements or tax returns as well as tax credits carry forward. In estimating future tax consequences, the Company generally considers all expected future events other than enactments of changes in the tax laws or rates. Valuation allowances are established as necessary to reduce deferred tax assets to the amount more likely than not to be realized.

The Company’s policy on income statement classification of interest and penalties related to income tax obligations is to include such items as part of total interest expense and other expense, respectively. As of June 30, 2022, and 2021, the Company did not have any material uncertain tax positions and thus has not recognized any interest or penalties in these consolidated financial statements.

Domestic income (loss) before income taxes and details of the income tax expense (benefit) are as follows:

	Year Ended June 30
(In thousands)	2022	2021	2020
Income Tax Expense (Benefit):
Current:
Federal	$7,937	$7,201	$(1,759)
State	2,663	2,304	849
Total Current	$10,599	$9,505	$(910)
Deferred:
Federal	(951)	1,070	1,137
State	(226)	216	149
Total Deferred	(1,177)	1,286	1,286
Income Tax Expense	$9,423	$10,791	$376

The items accounting for the difference between income taxes computed at the U.S. federal statutory income tax rate and the income tax expense (benefit) at the effective tax rate for each of the years are as follows:

	Year Ended June 30
(In thousands)	2022		2021		2020
Federal Income Tax Provision at Statutory Rate	$7,484	21%	$9,444	21%	$1,205	21%
State Taxes, Net of Federal Benefits	2,437	6%	2,520	6%	997	17%
Meals Entertainments	—	0%	6	0%	18	0%
Foreign Derived Intangible Income	(618)	-2%	(802)	-2%	(598)	-10%
NOL Carryback Refund Before AMT	—	0%	—	0%	(1,216)	-21%
Debt Forgiveness and Interest Income	—	0%	—	0%	—	0%
Other	120	-1%	(377)	-1%	(30)	-1%
Income Tax Expense	$9,423	24%	$10,791	24%	$376	6%

In year ended June 30, 2020 the company recorded an Income Tax benefit of $2.5 million related to NOL Carrybacks under the provision in the CARES Act.

Deferred income taxes reflect the net tax effects of temporary differences between the amount of assets and liabilities for accounting purposes and the amounts used for tax purposes.

The components of deferred taxes consist of the following (amounts in thousands):

	Year Ended June 30
(In thousands)	2022	2021
Deferred Tax Assets:
Other Deferred (ICDISC)	$583	$245
Net Operating Losses	30	30
Bad Debt	39	83
Total Deferred Tax Assets	652	358
Deferred Tax Liabilities:
Inventory	(324)	(875)
Accruals Not Currently Deductible	(792)	(98)
Prepaids	(1,004)	(1,224)
Property and Equipment	(1,399)	(1,924)
Goodwill/Intangibles	(2,404)	(2,685)
Total Deferred Tax Liabilities	(5,923)	(6,806)
Net Deferred Tax Liability	$(5,271)	$(6,448)

As of June 30, 2022, 2021 and 2020, the Company had recorded no unrecognized tax benefits and, therefore, no accrued interest or penalties for unrecognized tax positions as of fiscal year ended June 30, 2022. In addition, the Company is under examination by Internal Revenue Service and Florida tax authorities. These proceedings may lead to adjustments or proposed adjustments to their taxes or provisions for uncertain tax provisions. The Company believes that it would prevail under such examination and, accordingly, has not recorded a provision for uncertain tax positions.

The Company evaluates deferred tax assets each period for recoverability. The Company records a valuation allowance for assets that do not meet the threshold of “more likely than not” to be realized in the future. To make that determination, the Company evaluates the likelihood of realization based on the weight of all positive and negative evidence available. As of June 30, 2022, and 2021, the Company has not recorded a valuation allowance.

The Company will reevaluate this determination quarterly and record a tax expense if and when future evidence requires a valuation allowance.

The Company’s tax years after fiscal year 2018 remain open for federal purposes and fiscal year 2016 for certain state taxes.

In addition, due to the Florida tax examination, tax years 2008 through 2016 also remain open.

ADARA ACQUISITION CORP
INCOME TAXES

NOTE 9. INCOME TAXES

The Company’s net deferred tax assets are as follows:

	Years Ended December
	2022	2021
Deferred tax assets
Net operating loss carryforward	$—	$39,841
Start-up/organization expenses	686,083	181,309
Total deferred tax assets	686,083	221,150
Valuation allowance	(686,083)	(221,150)
Deferred tax assets, net of allowance	$—	$—

The income tax provision for the years ended December 31, 2022 and 2021 consisted of the following:

	Years Ended December
	2022	2021
Federal
Current	$264,485	$—
Deferred	(464,933)	(221,150)
State
Current	—	—
Deferred	—	—
Change in valuation allowance	464,933	221,150
Income tax provision	$264,485	$—

As of December 31, 2022 and 2021, the Company did not have any U.S. federal and state net operating loss carryovers available to offset future taxable income.

NOTE 9. INCOME TAXES (continued)

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2022 and 2021, the change in the valuation allowance was $464,933 and $221,150, respectively.

A reconciliation of the federal income tax rate to the Company’s effective tax rate is as follows:

	Years Ended December
	2022	2021

Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	0.0%	0.0%
Deferred tax liability change in rate	0.0%	0.0%
Change in fair value of warrant liabilities	(27.3)%	(27.8)%
Change in valuation allowance	14.5%	6.8%
Income tax provision	8.2%	—%

The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions and is subject to examination by the various taxing authorities.